UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: August 8, 2011


                                 CREENERGY CORP.
                                 ---------------
             (Exact name of registrant as specified in its charter)


          Nevada                     333-133347                 98-0479983
----------------------------     ---------------------    ----------------------
(State or other jurisdiction       (Commission File        (IRS Employer Identi-
      of incorporation)                 Number)               fication Number)


       2020 Sherwood Drive, Suite 57113, Sherwood Park, AB T8A 3H9, Canada
       -------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (780) 668-7422
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On August 8, 2011, CREEnergy Corporation ("the Company") entered into a Letter of Intent with certain unrelated parties to acquire intangible assets and intellectual property known as the PepTide Technology Platform.

The Peptide Technology Platform includes the technology platforms for developing a variety of drug candidates and biological solutions for existing problems in humans, animals and the environment.

In exchange for such assets, the Company will issue 75,000,000 shares of its restricted common stock to the owners of the technology. The closing of the transaction is dependent upon the conclusion of due diligence by both parties and the finalization of the agreement between both the Company and the owners of the technology.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          CREENERGY CORPORATION


                                          By:  /s/ Shari Sookarookoff
                                               ---------------------------------
                                               Shari Sookarookoff, CEO


                                               Date: August 18, 2011